1 Goldman Sachs U.S. Financial Services Conference December 10, 2014 Andrew Cecere Vice Chairman, Chief Financial Officer EXTENDING THE ADVANTAGE Exhibit 99.1

Forward-looking Statements and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. A reversal or slowing of the current moderate economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2013, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and
U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.
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3 EXTENDING THE ADVANTAGE Agenda Overview Financial Management Capital Management 4Q14 Update Long-term Goals

Regional
Consumer & Business Banking and Wealth Management
• Wealth Management offices in New York City, Wilmington, Delaware, and Naples and Palm Beach, Florida
National
Wholesale Banking and Wealth Management & Securities Services
International
Payments and Securities Services
• Corporate Trust and Fund Services offices in London and Dublin

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U.S. Bancorp Dimensions
Asset Size $391 billion
Deposits $273 billion
Loans $246 billion
Customers 17.9 million
NYSE Traded USB
Market Capitalization* $81 billion
Founded 1863
Bank Branches 3,177
ATMs 5,026
3Q14 Dimensions
* As of 12/5/14

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Industry Positions
Source: company reports, SNL and FactSet
Assets and deposits as of 9/30/14, market value as of 12/5/14
U.S. U.S. U.S.
Rank Company $ Billions Rank Company $ Billions Rank Company $ Billions
1 J.P. Morgan $2,527 1 J.P. Morgan $1,335 1 Wells Fargo $285
2 Bank of America 2,124 2 Wells Fargo 1,131 2 J.P. Morgan 234
3 Citigroup 1,883 3 Bank of America 1,112 3 Bank of America 186
4 Wells Fargo 1,637 4 Citigroup 943 4 Citigroup 170
5 U.S. Bancorp 391 5 U.S. Bancorp 273 5 U.S. Bancorp 81
6 PNC 334 6 PNC 226 6 PNC 47
7 BB&T 187 7 SunTrust 137 7 BB&T 28
8 SunTrust 187 8 BB&T 131 8 SunTrust 21
9 Fifth Third 134 9 Fifth Third 97 9 Fifth Third 17
10 Regions 119 10 Regions 94 10 Regions 14
Assets Deposits Market Value

6 EXTENDING THE ADVANTAGE Agenda Overview Financial Management Capital Management 4Q14 Update Long-term Goals

55%
50%
45%
40%
35%
46%
46%
46%
45%
45%
2010
2011
2012
2013
3Q14 YTD

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Revenue Mix
By Business Line
Fee Income / Total Revenue
3Q14 YTD, taxable-equivalent basis, excluding securities gains (losses) net; 2Q14 fee income excludes $214 million gain on sale of Visa Class B common stock
Revenue percentages exclude Treasury and Corporate Support, see Appendix for calculation
55%
45%
Diversified Business Mix
Consumer and
Small Business
Banking
42%
Payment Services
30%
Wealth Mgmt and
Securities Services
10%
Wholesale
Banking and
Commercial
Real Estate
18%

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Peer Banks
Peer Bank Ticker Symbols
BAC Bank of America PNC PNC
BBT BB&T RF Regions
FITB Fifth Third STI SunTrust
JPM J.P. Morgan USB U.S. Bancorp
KEY KeyCorp WFC Wells Fargo
Bank of America
SunTrust
Wells Fargo
KeyCorp
BBT
Fifth Third
Regions
PNC
J.P. Morgan
U.S. Bancorp

1.51%
1.40%
1.25%
1.25%
1.19%
1.09%
1.02%
0.91%
0.90%
0.03%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

14.5%
13.1%
10.5%
9.7%
9.6%
9.5%
9.2%
7.9%
7.5%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

52.4%
57.8%
60.6%
61.7%
62.3%
63.1%
64.5%
66.9%
70.5%
94.0%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

1.65%
1.51%
1.48%
1.38%
1.02%
0.95%
0.93%
0.78%
0.75%
0.53%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

15.8%
13.9%
13.2%
10.9%
8.9%
8.4%
8.1%
7.2%
6.4%
4.6%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

52.4%
57.7%
58.5%
60.5%
60.9%
67.0%
68.5%
71.8%
72.9%
78.2%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

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Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses), net
Industry Leading Returns
Return on
Average Assets
Return on Average
Common Equity
Efficiency Ratio
Full Year 2013 3Q14
NA

52.4%
57.7%
58.5%
60.5%
60.9%
67.0%
68.5%
71.8%
72.9%
78.2%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

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Efficient Expense Platform
Single processing platforms
Full consolidation of acquisitions
Operating scale in all significant
businesses
Business line monthly review
process
2013 Efficiency Ratio Source of
Competitive Advantage
Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses), net

$260,000
$220,000
$180,000
$140,000
$100,000
185,805
193,022
201,427
215,374
227,474
2009
2010
2011
2012
2013

$260,000
$245,000
$230,000
$215,000
$200,000
229,362
232,791
235,859
240,480
243,867
3Q13
4Q13
1Q14
2Q14
3Q14

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$ in millions
Prior 5 Years
Average Balances
Year-Over-Year Growth
12.2% 3.9% 4.4% 6.9% 5.6%
Prior 5 Quarters
Average Balances
Year-Over-Year Growth
5.7% 5.7% 6.0% 6.8% 6.3%
Loan Growth

$280,000
$240,000
$200,000
$160,000
$120,000
167,801
184,721
213,159
235,710
250,457
2009
2010
2011
2012
2013

$280,000
$265,000
$250,000
$235,000
$220,000
252,368
256,906
257,479
262,351
271,008
3Q13
4Q13
1Q14
2Q14
3Q14

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$ in millions
Prior 5 Years
Average Balances
Year-Over-Year Growth
23.2% 10.1% 15.4% 10.6% 6.3%
Prior 5 Quarters
Average Balances
Year-Over-Year Growth
5.5% 5.4% 5.1% 6.0% 7.4%
Deposit Growth

$520
$390
$260
$130
$0
3.00%
2.25%
1.50%
0.75%
0.00%
328
312
341
349
336
0.57%
0.53%
0.59%
0.58%
0.55%
3Q13
4Q13
1Q14
2Q14
3Q14

60.0%
45.0%
30.0%
15.0%
0.0%
2.1%
6.1%
6.8%
8.0%
9.8%
16.0%
16.7%
19.6%
31.3%
50.7%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

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$ in millions
Source: company reports; reserve release is calculated as net charge-offs less provision for credit losses over the five-quarter period
Net Charge-offs
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Credit Quality
Reserve Release / Net Income
(Prior 5 quarters)

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Debt ratings: holding company as of December 5, 2014
op=outlook positive
on=outlook negative
s=outlook stable
wn=watch negative
wp=watch positive
Flight to quality
Funding advantage
Advantages Peer Debt Ratings
Top of Class Debt Ratings
Rating Outlook Rating Outlook Rating Outlook Rating Outlook
USB A1 s A+ s AA- s AA s
WFC A2 s A+ on AA- s AA s
BBT A2 on A- s A+ s A (high) s
JPM A3 s A on A+ s A (high) s
PNC A3 s A- s A+ s A (high) s
FITB Baa1 s BBB+ s A s A (low) s
BAC Baa2 s A- on A on A (low) s
STI Baa1 s BBB+ s BBB+ op A (low) s
KEY Baa1 s BBB+ s A- s
BBB (high)
s
RF Ba1 op BBB s BBB s BBB s
Moody's S&P Fitch DBRS

15 EXTENDING THE ADVANTAGE Agenda Overview Financial Management Capital Management 4Q14 Update Long-term Goals

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Capital Requirement
* Based on the final rules for the Basel III fully implemented standardized approach
Earnings Distribution Target
8.0%
0.5% Volatility Buffer
0.5% Potential
D-SIFI Buffer
2.5%
Capital
Conservation
Buffer
4.5%
Minimum
Capital
Requirement
9.0%*
Common Equity Tier 1
Basel III Target
USB 3Q14
Reported
Capital Management
Reinvest and
Acquisitions
Dividends
Share
Repurchases
20 - 40% 30 - 40% 30 - 40%
Dividends 30% Reinvestment 30%
Share Repurchases 40% Assumed ROTCE 20%
Discretionary Distributions 70% Balance Sheet Growth 6%
Hypothetical Earnings Distribution Example

100%
75%
50%
25%
0%
11%
20%
12%
27%
35%
29%
42%
31%
43%
2010
2011
2012
2013
3Q14 YTD
Dividends
Share Repurchases

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62%
11%
32%
Payout Ratio
71%
Capital Distributions
74%
Quarterly dividend increased 6.5%
in 2Q14 to $0.245 per share
One-year authorization to
repurchase up to $2.3 billion of
outstanding stock effective
April 1, 2014
Returned 78% of earnings to
shareholders during 3Q14

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Payments
Collective Point of Sale Solutions Ltd
FSV Payment Systems
TransCard’s heavy truck fuel card network
Financial institutions credit card portfolio of FIA
Card Services
Merchant processing portfolio of
Santander-Mexico
Merchant processing portfolio of Citizens
National Bank
Credit card portfolios from Citi
Merchant processing portfolio of MB Financial
Bank
Credit card portfolio of Town North Bank
Southern DataComm
Numerous small portfolios
Joint ventures:
• Spain merchant services joint venture with
Banco Santander
• Brazil merchant services company
Consumer and Wholesale
Chicago banking operations of RBS
Citizens Financial Group
Banking operations of BankEast  (Knoxville, TN)
Banking operations of First Community
Bank (NM)
Banking subsidiaries of FBOP Corporation
BB&T’s Nevada banking operations
First Bank of Idaho
Downey Savings & Loan Association
PFF Bank & Trust
Mellon 1 st Business Bank
Trust Businesses
Document custodian business of Ally Bank
Quintillion Limited
U.S. municipal bond trustee business of Deutsche Bank
AIS Fund Administration
Institutional trust business of Union Bank
Indiana corporate trust business of UMB Bank
Bank of America’s securitization trust administration business
Corporate trust administration business of F.N.B. Corporation
Corporate trust business of AmeriServ Financial
Bond trustee business of First Citizens Bank
Mutual fund servicing division of Fiduciary Management, Inc
Divestitures
Divestiture of FAF Advisors long-term asset
management business
Consumer
and Small
Business
Banking
Payment Services
Wealth Mgmt and
Securities Services
Wholesale
Banking and
Commercial
Real Estate
Prudent Acquisition Strategy

19 EXTENDING THE ADVANTAGE Agenda Overview Financial Management Capital Management 4Q14 Update Long-term Goals

20 EXTENDING THE ADVANTAGE 4Q14 Update Business Climate Loan Growth Net Interest Margin Credit Quality Noninterest Income / Expense

21 EXTENDING THE ADVANTAGE Agenda Overview Financial Management Capital Management 4Q14 Update Long-term Goals

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Long-term Goals
Optimal business line mix
Investments generating
positive returns
Profitability:
Capital distributions:
Current Status
Four simple and stable business lines
Mortgage, wealth management, corporate
banking, international payments, branch
technology, internet and mobile channels,
and select acquisitions
3Q14 YTD Profitability:
3Q14 YTD Capital distributions:
Long-term Goals
• ROE 14.7%
• ROA 1.56%
• Efficiency Ratio 52.8%
• Distributed 74% of earnings
(dividends 31%, share repurchases 43%)
• ROE 16-19%
• ROA 1.60-1.90%
• Efficiency Ratio low 50s
• Earnings distribution 60-80%

23 EXTENDING THE ADVANTAGE Appendix

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Non-GAAP Financial Measures
(1)    Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements beginning March 31, 2014.
(2)    Includes net losses on cash flow hedges included in accumulated other comprehensive income and other adjustments.
(3)    Beginning March 31, 2014, calculated under the Basel III transitional standardized approach; all other periods calculated under Basel I.
(4)    Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(5)    Primarily reflects higher risk-weighting for mortgage servicing rights.
$ in millions 3Q14 2Q14 1Q14 4Q13 3Q13
Total equity 43,829 $   43,386 $   42,743 $   41,807 $   41,552 $
Preferred stock (4,756) (4,756) (4,756) (4,756) (4,756)
Noncontrolling interests (688) (686) (689) (694) (1,420)
Goodwill (net of deferred tax liability) (1) (8,503) (8,548) (8,352) (8,343) (8,319)
Intangible assets, other than mortgage servicing rights (877) (925) (804) (849) (878)
Tangible common equity (a) 29,005 28,471 28,142 27,165 26,179
Tangible common equity (as calculated above) 29,005 28,471 28,142 27,165 26,179
Adjustments (2) 187 224 239 224 258
Common equity tier 1 capital estimated for the Basel III fully implemented standardized and advanced approaches (b) 29,192 28,695 28,381 27,389 26,437
Tier 1 capital, determined in accordance with prescribed
regulatory requirements using Basel I definition 33,386 32,707
Preferred stock (4,756) (4,756)
Noncontrolling interests, less preferred stock not eligible for Tier 1 capital (688) (686)
Tier 1 common equity using Basel I definition (c) 27,942 27,265

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Non-GAAP Financial Measures
$ in millions 3Q14 2Q14 1Q14 4Q13 3Q13
Total assets 391,284 $ 389,065 $ 371,289 $ 364,021 $ 360,681 $
Goodwill (net of deferred tax liability) (1) (8,503) (8,548) (8,352) (8,343) (8,319)
Intangible assets, other than mortgage servicing rights (877) (925) (804) (849) (878)
Tangible assets (d) 381,904 379,592 362,133 354,829 351,484
Risk-weighted assets, determined in accordance with prescribed regulatory requirements (3)(e) 311,914 309,929 302,841 297,919 293,155
Adjustments (4) 12,837 12,753 13,238 13,712 13,473
Risk-weighted assets estimated for the Basel III fully implemented standardized approach (f) 324,751 322,682 316,079 311,631 306,628
Risk-weighted assets, determined in accordance with prescribed transitional advanced approaches regulatory requirements 243,909 241,929
Adjustments (5) 3,443 3,383
Risk-weighted assets estimated for the Basel III fully implemented 247,352 245,312 advanced approaches (g)
Ratios
Tangible common equity to tangible assets (a)/(d) 7.6% 7.5% 7.8% 7.7% 7.4%
Tangible common equity to risk-weighted assets (a)/(e) 9.3 9.2 9.3 9.1 8.9
Tier 1 common equity to risk-weighted assets using Basel I definition (c)/(e) -- -- -- 9.4 9.3
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented standardized approach (b)/(f) 9.0 8.9 9.0 8.8 8.6
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented advanced approaches (b)/(g) 11.8 11.7
(1)   Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements beginning March 31, 2014.
(2)   Includes net losses on cash flow hedges included in accumulated other comprehensive income and other adjustments.
(3)   Beginning March 31, 2014, calculated under the Basel III transitional standardized approach; all other periods calculated under Basel I.
(4)   Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(5)   Primarily reflects higher risk-weighting for mortgage servicing rights.

Line of Business Financial Performance		Revenue 3Q14 YTD
Wholesale Banking and Commercial Real Estate	$	2,259
Consumer and Small Business Banking		5,208
Wealth Management and Securities Services		1,308
Payment Services		3,720
Treasury and Corporate Support		2,497
Consolidated Company		14,992
Less Treasury and Corporate Support		2,497
Consolidated Company excluding Treasury and Corporate Support	$	12,495
Percent of Total		
Wholesale Banking and Commercial Real Estate		15%
Consumer and Small Business Banking		35%
Wealth Management and Securities Services		9%
Payment Services		25%
Treasury and Corporate Support		16%
Total		100%
Percent of Total excluding Treasury and Corporate Support		
Wholesale Banking and Commercial Real Estate		18%
Consumer and Small Business Banking		42%
Wealth Management and Securities Services		10%
Payment Services		30%
Total		100%

26 EXTENDING THE ADVANTAGE $ in millions, taxable-equivalent basis, excluding securities gains (losses) net Line of Business Financial Performance Non-GAAP Financial Measures

27 EXTENDING THE ADVANTAGE Goldman Sachs U.S. Financial Services Conference December 10, 2014